                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



 Date of Report  (Date of earliest event reported)         June 11, 1999
                                                  -----------------------------

                        COLOR SPOT NURSERIES, INC.
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            (Exact name of Registrant as specified in charter)



                                 Delaware
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              (State or other jurisdiction of incorporation)

               000-23483                                 68-0363266
---------------------------------------      ----------------------------------
        (Commission File Number)              (IRS Employee Identification No.)


 3478 Buskirk Avenue, Pleasant Hill, California                    94523
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 (Address of principal executive offices)                       (Zip Code)


 Registrant's telephone number, including area code     (925) 934-4443
                                                   ----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

         News Release dated June 11, 1999, filed as Exhibit 20.1 to this Current Report on Form 8-K, is incorporated by reference herein.

Item 7.  EXHIBITS.

              Exhibit Number                     Description
              --------------    -----------------------------------------------
                  20.1          News Release dated June 11, 1999.




                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PLC SYSTEMS INC.
                                       ----------------------------------------
                                                      (Registrant)


Date: June 17, 1999                By: /s/ JOSEPH P. O'NEILL
                                       ----------------------------------------
                                       Joseph P. O'Neill
                                       Chief Financial Officer



                                EXHIBIT INDEX

    Exhibit                                                           Page
     Number                          Description                     Number
--------------        -------------------------------------------    ------
      20.1            News Release dated June 11, 1999.                 3






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